UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                  May 19, 2006


                              BIGSTRING CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                    000-51661                 20-0297832
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)               File Number)            Identification No.)

 3 Harding Road, Suite F, Red Bank, New Jersey                     07701
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (732) 741-2840


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant's Business and Operations

         Item 1.01.  Entry into a Material Definitive Agreement.
         ---------   ------------------------------------------

         On May 19, 2006, BigString Corporation ("BigString") entered into a Securities Purchase Agreement, a copy of which is attached to this current report as Exhibit 10.33 (the "Securities Purchase Agreement"), with Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C., entities advised by or affiliated with Tudor Investment Corporation (collectively, "Tudor"), pursuant to which Tudor purchased 400,000 shares of BigString's Series A Preferred Stock, par value $0.0001 per share ("Series A Preferred Stock"), and warrants to purchase 1,000,000 shares of BigString's Common Stock, par value $0.0001 per share ("Common Stock"), for an aggregate purchase price of $2 million.

         The shares of Series A Preferred Stock issued to Tudor are convertible into shares of Common Stock as set forth in the Certificate of Designations with respect to the Series A Preferred Stock, a copy of which is attached to this current report as Exhibit 3.1.3 (the "Certificate of Designations"). Pursuant to a Registration Rights Agreement, dated as of May 19, 2006, a copy of which is attached hereto as Exhibit 10.34, BigString has agreed to register the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock and the shares of Common Stock underlying the warrants (collectively, the "Shares") under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"). If the registration statement to be utilized to register the Shares is not filed with the Securities and Exchange Commission prior to July 18, 2006 or does not become effective within a specified period, BigString may be required to pay Tudor up to $25,000 (excluding interest) per month, until such default is cured. For additional information with respect to the Series A Preferred Stock, see the disclosure under Item 5.03 below.

         On May 19, 2006, BigString also entered into an Asset Purchase Agreement, a copy of which is attached to this current report as Exhibit 10.35 (the "Asset Purchase Agreement"), with Robb Knie pursuant to which BigString acquired from Mr. Knie (i) all right, title and interest to and in the websites FindItAll.com, an event search engine, and AmericanMoBlog.com, a photo sharing website, and the respective domain names, including all registrations with respect thereto (collectively, the "Websites"), (ii) all customer contracts, member lists and member files, records and other similar information relating to the Websites, (iii) all source code relating to the Websites, and (iv) all warranty rights and causes of action with respect thereto (collectively, the "Assets"). In consideration for the rights to the Websites and other Assets, BigString issued to Mr. Knie 750,000 shares of BigString's Common Stock and has agreed to provide certain registration rights under the Securities Act with respect to such shares pursuant to a Registration Rights Agreement, dated as of May 19, 2006, a copy of which is attached hereto as Exhibit 10.36.

Section 2 - Financial Information

         Item 2.01.  Completion of Acquisition or Disposition of Assets.
         ---------   --------------------------------------------------

         As set forth under Item 1.01 above, on May 19, 2006, BigString completed its acquisition of the Assets from Robb Knie pursuant to the Asset Purchase Agreement being filed herewith. As previously disclosed, Lifeline Industries, Inc., of which Mr. Knie is a principal, has been retained by BigString to provide it with general business consulting services. The negotiations in connection with the Asset Purchase Agreement, including the determination of the purchase price paid for the Assets, were conducted on an arms-length basis and approved by the Board of Directors (the "Board") of BigString. In negotiating the amount of the purchase price, BigString considered various factors, including the business opportunities presented by the Websites, the synergies between the Websites and BigString's business and the additional costs necessary to develop the Websites in a manner that will compliment and enhance BigString's business. No financial statements are required to be filed in connection with the acquisition of the Websites and the other Assets.

Section 3 - Securities and Trading Markets

         Item 3.02. - Unregistered Sales of Equity Securities.
         ---------    ---------------------------------------

         As set forth under Item 1.01 above, BigString issued 400,000 shares of BigString's Series A Preferred Stock and warrants to purchase 1,000,000 shares of BigString's Common Stock to Tudor. In connection with the issuance of the shares of Series A Preferred Stock and warrants to purchase Common Stock, BigString relied on an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act. Likewise, BigString relied on an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act with respect to the issuance of shares of Common Stock to Mr. Knie in connection with the acquisition of the Websites and other Assets described under Item 1.01 above.

         Each of the warrants issued to Tudor have a term of ten years from May 19, 2006 and was fully vested on the date of issuance. The warrants are exercisable at $1.25 per share of Common Stock. The number of shares of Common Stock underlying each warrant and the exercise price are subject to certain adjustments more particularly described in the Form of Warrant attached as Exhibit C to the Securities Purchase Agreement being filed herewith. Each warrant also contains customary anti-dilution provisions.

         Item 3.03. - Material Modification to Rights of Security Holders.
         ---------    ---------------------------------------------------

         As a result of certain rights and preferences of the Series A Preferred Stock set forth in the Certificate of Designations, the rights of the holders of BigString's Common Stock have been qualified in certain respects. The Series A Preferred Stock has certain dividend, voting, liquidation and conversion rights more fully described under Item 5.03 below. In addition, because of the convertible nature of the Series A Preferred Stock, Common Stock holders of BigString may have their respective ownership interests diluted should the Series A Preferred Stock be converted into shares of Common Stock. The conversion rights associated with the Series A Preferred Stock are more fully described under Item 5.03 below.

Section 5 - Corporate Governance and Management

         Item 5.03.  Amendments to Articles  of Incorporation  or Bylaws; Change
         ---------   -----------------------------------------------------------
                     in Fiscal Year.
                     --------------

         Pursuant to BigString's Certificate of Incorporation, as amended, BigString's Board is authorized, without further stockholder action, to issue up to 1,000,000 shares of preferred stock, par value $0.0001 per share, in one or more series. On May 16, 2006, BigString filed a Certificate of Designations to its Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware, setting forth the terms of its non-redeemable, convertible Series A Preferred Stock. A copy of the Certificate of Designations is attached to this current report as Exhibit 3.1.3, and is incorporated herein. The Certificate of Designations became effective upon filing. The number of shares which constitutes such series is 400,000 shares. A description of the material rights, preferences and limitations of the Series A Preferred Stock has been set forth below, but such description is qualified in its entirety by reference to the Certificate of Designations attached hereto.

Dividend Rights
---------------

         Holders of Series A Preferred Stock, prior to and in preference to the payment of any dividends with respect to the Common Stock, shall be entitled to receive, when and as declared by the Board, but only out of funds that are legally available therefor, cash dividends on each share of Series A Preferred Stock at the rate of $0.15 per share per annum (subject to customary adjustments). The foregoing dividends shall be payable only when, as and if declared by the Board, in its sole discretion, and are non-cumulative.

         So long as any shares of Series A Preferred Stock are outstanding, or dividends as described above have not been declared and paid in full in any year, BigString shall not, in such year, pay or declare any dividends, whether in cash or property, with respect to the Common Stock, or make any other distribution on the Common Stock, or purchase, redeem or otherwise acquire for value any shares of Common Stock, except for (i) acquisitions of Common Stock by BigString, expressly approved by the Board, pursuant to any agreements with any employee, officer or director which permit BigString to repurchase such shares (including any shares held by any member of the immediate family of any such individual) at or below cost (or the lesser of cost and fair market value) upon termination of employment or service; or (ii) acquisitions of Common Stock, expressly approved by the Board, upon exercise of BigString's right of first refusal to repurchase such shares, if any.

         In the event any dividends are paid or any other distributions are made on the Common Stock, the Series A Preferred Stock shall, in addition to receiving the dividends payable in respect thereof as described above, participate in such dividend or distribution on the Common Stock pro rata (on an as-if-converted to Common Stock basis). These provisions shall not apply to any dividend on the Common Stock that is payable solely in Common Stock, as a result of which an adjustment pursuant to a capital reorganization is made.

Voting Rights
-------------

         Generally, the Series A Preferred Stock shall vote, on an as-if-converted to Common Stock basis, together with the Common Stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the Common Stock. Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock is convertible immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and shall have voting rights and powers equal to the voting rights and powers of the Common Stock and be entitled to notice of any stockholders' meeting in accordance with the By-laws of BigString.

Liquidation Rights
------------------

         Upon any liquidation, dissolution, or winding up of BigString, whether voluntary or involuntary and including any "deemed liquidation" (as defined in the Certificate of Designations and which includes certain consolidations, mergers, and other corporate reorganizations involving BigString and certain sales or transfers of assets by BigString) (each a "Liquidation Event"), before any distribution or payment shall be made to the holders of any Common Stock, the holders of Series A Preferred Stock shall be entitled to be paid out of the assets of BigString legally available for distribution, or the consideration received in such transaction, for each share of Series A Preferred Stock held by them, an amount per share of Series A Preferred Stock equal to the Original Issue Price (as defined below) plus all declared and unpaid dividends on the Series A Preferred Stock. If, upon any such Liquidation Event, the assets of BigString (or the consideration received in such transaction) shall be insufficient to make payment in full to all holders of Series A Preferred Stock of the liquidation preference, then such assets (or consideration) shall be distributed among the holders of Series A Preferred Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

         After the payment of the full liquidation preference of the Series A Preferred Stock, the assets of BigString legally available for distribution in such Liquidation Event (or the consideration received in such transaction), if any, shall be distributed ratably to the holders of the Common Stock and Series A Preferred Stock on an as-if-converted to Common Stock basis.

Conversion Rights
-----------------

         Each share of Series A Preferred Stock may, at the option of the holder, be converted at any time into a number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing the Original Issue Price for the Series A Preferred Stock by the Series A Preferred Conversion Price. The "Original Issue Price" means, with respect to each share of Series A Preferred Stock, $5.00. The conversion price for each share of Series A Preferred Stock (the "Series A Preferred Conversion Price") shall initially be $0.50. The Series A Preferred Conversion Price shall be adjusted from time to time as provided for in the Certificate of Designations. The Certificate of Designations also provides certain anti-dilution rights to the holders of the Series A Preferred Stock.

         Following any merger, amendment, consolidation, reclassification, reorganization, recapitalization or otherwise (other than a Liquidation Event), each share of Series A Preferred Stock shall be convertible into the kind and amount of stock and other securities and property receivable upon such merger, amendment, consolidation, reclassification, reorganization, recapitalization or other transaction or other change in respect of a number of shares of Common
Stock into which such share of Series A Preferred Stock could have been converted immediately prior to such merger, amendment, consolidation, reclassification, reorganization, recapitalization or other transaction.

         In the event BigString issues or sells, or is deemed to have issued or sold, additional shares of its Common Stock, other than in certain instances as set forth in the Certificate of

Designations, for a price less than the Series A Preferred Conversion Price, then the existing Series A Preferred Conversion Price shall be reduced as provided in the Certificate of Designations.

Automatic Conversion
--------------------

         Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock, based on the then effective Series A Preferred Conversion Price, (i) at any time upon the affirmative election of the holders of at least 50.1% of the outstanding shares of the Series A Preferred Stock (the "Requisite Consent to Automatically Convert"), (ii) immediately upon the closing of a bona fide public offering, pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock for the account of BigString, by a reputable investment bank on a firm-commitment underwriting basis in which the gross cash proceeds to BigString (before underwriting discounts, commissions and fees) are in excess of $30,000,000, and following which offering the Common Stock is listed on a national securities exchange or admitted to quotation on the NASDAQ National Market (a "Qualified Public Offering") or (iii) immediately upon the listing of the Common Stock on a national securities exchange or admission to quotation on the NASDAQ National Market or Capital Market. Upon such automatic conversion, any declared but unpaid dividends shall be paid.

         Effective upon the earlier of (i) the closing of a Qualified Public Offering, (ii) the date specified by the holders providing such Requisite Consent to Automatically Convert or (iii) the listing of the Common Stock on a national securities exchange or admission to quotation on the NASDAQ National Market or Capital Market, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to BigString or its transfer agent.

Section 8 - Other Information

         Item 8.01.  Other Events.
         ---------   ------------

         On May 19, 2006, BigString issued a press release announcing that it had closed a $2 million round of financing by Tudor and completed the acquisition of the Websites and other Assets from Robb Knie. A description of each of the transactions is provided under Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.
         ---------   ---------------------------------

              (d)    Exhibits:

              Exhibit
              Number                Description
              ------                -----------

              3.1.3                 Certificate  of  Designations  of  Series  A
                                    Preferred   Stock,  par  value  $0.0001  per
                                    share, of BigString.

              10.33 Securities Purchase Agreement, dated as of May 19, 2006, by and among BigString and Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C., including Schedule 1 - Schedule of Purchasers, and Exhibit C - Form of Warrant. Upon the request of the Securities and Exchange Commission, BigString agrees to furnish copies of each of the following schedules and exhibits:
                                    Schedule 2-3.2(d) - Warrants; Schedule 2-3.3
                                    -----------------             --------------
                                    -  Registration  Rights;  Schedule  2-3.7  -
                                                              ---------------
                                    Financial  Statements;   Schedule  2-3.10  -
                                                             ----------------
                                    Broker's or Finder's Fees; Schedule 2-3.11 -
                                                               ---------------
                                    Litigation;  Schedule  2-3.16 - Intellectual
                                                 ----------------
                                    Property   Claims   Against   the   Company;
                                    Schedule  2-3.17  -  Subsidiaries;  Schedule
                                    ----------------                    --------
                                    2-3.19(a) - Employee Benefit Plans; Schedule
                                    ---------                           --------
                                    2-3.22 - Material Changes;  Exhibit A - Form
                                    ------                      ----------------
                                    of Certificate of Designations of the Series
                                    --
                                    A  Preferred  Stock;  Exhibit  B -  Form  of
                                                          ----------
                                    Registration  Rights Agreement;  Exhibit D -
                                    Form of  Giordano,  Halleran & Ciesla,  P.C.
                                    Legal Opinion.

              10.34 Registration Rights Agreement, dated as of May 19, 2006, by and among BigString and Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C.

              10.35 Asset Purchase Agreement, dated as of May 19, 2006, by and between BigString and Robb Knie. Upon the request of the Securities and Exchange Commission, BigString agrees to furnish a copy of Exhibit A - Form of Registration Rights Agreement, and Exhibit B
                                    - Investor Suitability Questionnaire.

              10.36 Registration Rights Agreement, dated as of May 19, 2006, by and between BigString and Robb Knie.

              99.1 Press Release Re: BigString Corporation Secures $2 million in Financing from Tudor Investment Corporation and Closes Asset Acquisition.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BIGSTRING CORPORATION
                                      -----------------------------------------
                                                   (Registrant)



                                      By:  /s/ Darin M. Myman
                                         --------------------------------------
                                          Darin M. Myman
                                          President and Chief Executive Officer


Date:  May 22, 2006

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

3.1.3 Certificate of Designations of Series A Preferred Stock, par value$0.0001 per share, of BigString.

10.33 Securities Purchase Agreement, dated as of May 19, 2006, by and among BigString and Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C., including Schedule 1 - Schedule of Purchasers, and
                  Exhibit  C  -  Form  of  Warrant.  Upon  the  request  of  the
                  Securities  and  Exchange  Commission,   BigString  agrees  to
                  furnish  copies  of  each  of  the  following   schedules  and
                  exhibits:  Schedule  2-3.2(d)  -  Warrants;  Schedule  2-3.3 -
                             ------------------                ---------------
                  Registration  Rights;  Schedule 2-3.7 - Financial  Statements;
                                         --------------
                  Schedule 2-3.10 - Broker's or Finder's Fees; Schedule 2-3.11 -
                  ---------------                              ---------------
                  Litigation;  Schedule  2-3.16 - Intellectual  Property  Claims
                               ----------------
                  Against the Company; Schedule 2-3.17 - Subsidiaries;  Schedule
                                       ---------------                  --------
                  2-3.19(a) - Employee Benefit Plans; Schedule 2-3.22 - Material
                  ---------                           ---------------
                  Changes;  Exhibit A - Form of Certificate of  Designations  of
                            ---------
                  the Series A Preferred Stock; Exhibit B - Form of Registration
                                                ---------
                  Rights  Agreement;  Exhibit D - Form of  Giordano,  Halleran &
                                      ---------
                  Ciesla, P.C. Legal Opinion.

10.34 Registration Rights Agreement, dated as of May 19, 2006, by and among BigString and Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C.

10.35 Asset Purchase Agreement, dated as of May 19, 2006, by and between BigString and Robb Knie. Upon the request of the Securities and Exchange Commission, BigString agrees to furnish a copy of Exhibit A - Form of Registration Rights
                                      ----------
                  Agreement, and Exhibit B - Investor Suitability Questionnaire.
                                 ---------

10.36 Registration Rights Agreement, dated as of May 19, 2006, by and between BigString and Robb Knie.

99.1 Press Release Re: BigString Corporation Secures $2 million in Financing from Tudor Investment Corporation and Closes Asset Acquisition.